GUARANTY

THIS GUARANTY, dated as of December 30, 2013 (the “Guaranty”), is made by SPRINGLEAF HOLDINGS, INC., a Delaware corporation (together with its successors and permitted assigns, the “Parent Guarantor”), in favor of Deutsche Bank Trust Company Americas, acting in its capacity as trustee under the Indenture (as defined below) and the holders of the Notes (as defined below).

Pursuant to the Indenture, dated as of January 22, 2007 (as amended, modified or supplemented from time to time, the “Indenture”) executed by and between Springleaf Finance Corporation (the “Issuer”) and Deutsche Bank Trust Company Americas, in its capacity as trustee (the “Trustee”), the Issuer has issued its 6.00% Junior Subordinated Debentures due 2067 in the aggregate principal amount of $350,000,000 (the “Notes”).  In connection with the initial public offering of Parent Guarantor’s common stock, following a series of restructuring transactions that were effected in connection with such offering, the Issuer became an indirect Wholly-owned Subsidiary of the Parent Guarantor, and the Parent Guarantor is willing to execute and deliver this Agreement.  The Parent Guarantor has agreed to execute and deliver this Guaranty in order to fully and unconditionally guarantee the payment and performance of the obligations of the Issuer under the Notes and the Indenture.

ARTICLE I

GUARANTEE

Section 1.1

Agreement to Guarantee.  The Parent Guarantor hereby agrees as follows:

(a)

To irrevocably and unconditionally guarantee, on a junior subordinated basis, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that:

(i)

the principal of, premium, if any, and interest on the Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder whether for payment of principal of, premium, if any, or interest on the Notes and all other monetary obligations of the Issuer under the Indenture and the Notes shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

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(ii)

in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

(b)

The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever.

(c)

If any Holder or the Trustee is required by any court or otherwise to return to the Issuer, the Parent Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to the Issuer, any amount paid either to the Trustee or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated and thereafter be in full force and effect.

(d)

As between the Parent Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 of the Indenture for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Parent Guarantor for the purpose of this Guaranty.

(e)

After giving effect to all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy Law or fraudulent conveyance laws, this Guaranty shall be limited to the maximum amount as will result in the obligations of Parent Guarantor under this Guaranty not being voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

(f)

This Guaranty shall be a continuing guarantee and shall (1) remain in full force and effect until payment in full of all the applicable obligations guaranteed hereby; (2) subject to Section 1.2 hereof, be binding upon the Parent Guarantor and its successors; and (3) inure to the benefit of and be enforceable by the Trustee, the Holders and their successors, transferees and assigns.

(g)

This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer or the Parent Guarantor for liquidation or reorganization, should the Issuer or Parent Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer's or the Parent Guarantor’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time

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payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(h)

In case any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i)

Each payment to be made by the Parent Guarantor in respect of this Guaranty shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

Section 1.2

Releases.  This Guaranty shall be automatically and unconditionally released and discharged upon:

(a)

the Issuer ceasing to be a Wholly-owned Subsidiary of the Parent Guarantor;

(b)

the Issuer’s transfer of all or substantially all of its assets to, or merger with, an entity that is not a Wholly-owned Subsidiary of Parent Guarantor in accordance with Article 8 of the Indenture and such transferee entity assumes the Issuer’s obligations under the Indenture; or

(c)

the Issuer exercising its defeasance option or covenant defeasance option in accordance with Article 13 of the Indenture or the Issuer's obligations under the Indenture being discharged in accordance with the terms of the Indenture.

ARTICLE II

SUBORDINATION

Section 2.1

Guarantee Subordinated to Senior Indebtedness.  The Parent Guarantor covenants and agrees, and each Holder of Notes, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by this Guaranty and the payment of the principal of and interest on each and all of the Notes is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

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In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Parent Guarantor or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Parent Guarantor, whether or not involving insolvency or bankruptcy, (b) subject to the provisions of Section 2.2 hereof, that (x) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (y) there shall have occurred an event of default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such event of default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (x) and (y) of this clause (b), such default or event of default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Notes shall have been declared due and payable pursuant to Section 5.01 of the Indenture and such declaration shall not have been rescinded and annulled as provided in Section 5.02 of the Indenture, then in any such case:

(a)

the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Notes are entitled to receive a payment on account of the principal of or interest on the indebtedness evidenced by the Notes, including, without limitation, any payments made pursuant to Article 11 or Article 12 of the Indenture;

(b)

any payment by, or distribution of assets of, the Parent Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of any of the Notes or the Trustee would be entitled but for the provisions of this Article shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the holders of the indebtedness evidenced by the Notes or to the Trustee under this instrument; and

(c)

in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Parent Guarantor of any kind or character, whether in cash, property or securities, in respect of principal of or interest on the Notes or in connection with any repurchase by the Parent Guarantor of the Notes, shall be received by the Trustee or the Holders of any of the Notes before all Senior Indebtedness is paid in full, or provision made for such payment in money or money's worth, such payment or distribution in respect of principal of or interest on the Notes or in connection with any repurchase by the Parent Guarantor of the Notes

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shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

Notwithstanding the foregoing, at any time after the 91st day following the date of deposit of cash, or U.S. Government Obligations, pursuant to Section 13.02 of the Indenture (provided all other conditions set out in such Section shall have been satisfied) the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Guaranty.

Section 2.2

Disputes with Holders of Certain Senior Indebtedness.  Any failure by the Parent Guarantor to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Parent Guarantor or assumed or guaranteed, directly or indirectly, by the Parent Guarantor for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of this Section shall have been waived by the Parent Guarantor in the instrument or instruments by which the Parent Guarantor incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default under Section 2.1(b) hereof if (a) the Parent Guarantor is disputing its obligation to make such payment or perform such obligation and (b) either (i) no final judgment relating to such dispute shall have been issued against the Parent Guarantor which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (ii) in the event a judgment that is subject to further review or appeal has been issued, the Parent Guarantor shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

Section 2.3

Subrogation.  In the event of the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated (equally and ratably with the holders of all obligations of the Parent Guarantor which by their express terms are subordinated to Senior Indebtedness of the Notes to the same extent as the Notes are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Parent Guarantor applicable to the Senior Indebtedness until all amounts owing on the Notes shall be paid in full, and as between the Parent Guarantor and its creditors other than holders of such Senior Indebtedness, including the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article that otherwise would have been made to the Holders shall be deemed to be a payment by the Parent Guarantor on account of such Senior Indebtedness, it being understood that the provisions of this Article are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

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Section 2.4

Obligation of Parent Guarantor Unconditional.  Nothing contained in this Article or elsewhere in this Agreement or in the Notes is intended to or shall impair, as among the Parent Guarantor and its creditors other than the holders of Senior Indebtedness, including the Holders, the obligation of the Parent Guarantor, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and other creditors of the Parent Guarantor other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under the Indenture or this Agreement, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Parent Guarantor received upon the exercise of any such remedy.

Upon payment or distribution of assets of the Parent Guarantor referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Parent Guarantor is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Parent Guarantor, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 2.5

Payments on Notes Permitted.  Nothing contained in this Article or elsewhere in the Indenture, this Agreement or in the Notes shall affect the obligations of the Parent Guarantor to make, or prevent the Parent Guarantor from making, payment of the principal of or interest on the Notes in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

Section 2.6

Effectuation of Subordination by Trustee.  Each Holder of Notes, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article II and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 2.7

Knowledge of Trustee.  Notwithstanding the provisions of this Article or any other provisions of the Indenture or this Agreement, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Administration office has actual knowledge or unless same shall have received written notice thereof mailed or delivered to the Trustee at its Corporate Trust Office (attn: Corporate Trust Administration), and such notice clearly references the Notes, the Parent Guarantor or the Indenture or this Agreement, from the Parent Guarantor, any Holder, any paying agent or the

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holder or representative of any class of Senior Indebtedness; provided that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal or interest on any Notes) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to or on or after such date.

For the avoidance of doubt, delivery of reports, information and documents to the Trustee under Section 7.04 of the Indenture is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Parent Guarantor’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 2.8

Trustee May Hold Senior Indebtedness.  The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Agreement shall deprive the Trustee of any of its rights as such holder.

Section 2.9

Rights of Holders of Senior Indebtedness Not Impaired.  No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Parent Guarantor or by any noncompliance by the Parent Guarantor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

With respect to the holders of Senior Indebtedness, (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, (b) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, (c) no implied covenants or obligations shall be read into this Agreement against the Trustee and (d) the Trustee shall not be deemed to be a fiduciary as to such holders.

Section 2.10

 Article Applicable to Paying Agents.  In case at any time any paying agent other than the Trustee shall have been appointed by the Issuer under the Indenture and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee, provided, however, that Sections 2.7 and 2.8 hereof shall not apply to the Issuer or the Parent Guarantor if it acts as paying agent.

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Section 2.11

Trustee; Compensation Not Prejudiced.  Nothing in this Article shall apply to claims of, or payments to, the Trustee pursuant to Section 6.07 of the Indenture.

Section 2.12

Trustee Entitled To Rely.  Upon any payment or distribution pursuant to this Article II, the Trustee and the Holders shall be entitled to rely (a) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 2.2 hereof are pending, (b) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (c) upon the Representatives of Senior Indebtedness of the Parent Guarantor for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Parent Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article II. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Parent Guarantor to participate in any payment or distribution pursuant to this Article II, the Trustee shall be entitled to request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article II, and, if such evidence is not furnished, the Trustee shall be entitled to defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 of the Indenture shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article II.

Section 2.13

Trustee To Effectuate Subordination.  Each Holder authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination between the Holders and the holders of Senior Indebtedness of the Parent Guarantor as provided in this Article II and appoints the Trustee as attorney-in-fact for any and all such purposes.

Section 2.14

Trustee Not Fiduciary for Holders of Senior Indebtedness of the Parent Guarantor.  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Parent Guarantor and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Parent Guarantor or any other Person, money or assets to which any holders of Senior Indebtedness of the Parent Guarantor shall be entitled by virtue of this Article II or otherwise.

Section 2.15

Reliance by Holders of Senior Indebtedness of the Parent Guarantor on Subordination Provisions.  The foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Parent Guarantor, whether such Senior Indebtedness was created or acquired before or after the issuance of this Guaranty, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

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Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Parent Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article II or the obligations hereunder of the Holders to the holders of the Senior Indebtedness of the Parent Guarantor, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness of the Parent Guarantor, or otherwise amend or supplement in any manner Senior Indebtedness of the Parent Guarantor, or any instrument evidencing the same or any agreement under which Senior Indebtedness of the Parent Guarantor is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness of the Parent Guarantor; (iii) release any Person liable in any manner for the payment or collection of Senior Indebtedness of the Parent Guarantor; and (iv) exercise or refrain from exercising any rights against the Parent Guarantor and any other Person.

ARTICLE III

MISCELLANEOUS

Section 3.1

Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Indenture.  All communications and notices hereunder to the Parent Guarantor shall be given to it in care of the Issuer as provided in the Indenture.

Section 3.2

Waivers; Amendment.

(a)

No failure or delay by the Trustee or any Holder in exercising any right or power hereunder or under the Indenture or the Notes shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Trustee and the Holders hereunder and under the Indenture or the Notes are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by the Parent Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 2.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on the Parent Guarantor in any case shall entitle the Parent Guarantor to any other or further notice or demand in similar or other circumstances.

(b)

The Parent Guarantor may modify or amend this Agreement with the consent of the Holders of a majority in principal amount of the Notes then Outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange

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offer for the Notes), and compliance with any provision of this Agreement may be waived with the consent of the Holders of a majority in principal amount of the Notes then Outstanding (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes).  Notwithstanding the preceding sentence, the Parent Guarantor may modify or amend this Agreement without the consent of any Holder of a Note:

(i)

to evidence that another entity is the Parent Guarantor’s successor and has assumed its obligations with respect to this Guaranty;

(ii)

to add covenants of the Parent Guarantor or to add guarantees of any Person for the benefit of the Holders of the Notes or to surrender any of the Parent Guarantor’s rights or powers under this Agreement;

(iii)

to change or eliminate any restrictions on making any payment pursuant to this Guaranty, so long as the interests of the Holders of Notes are not adversely affected in any material respect;

(iv)

to secure this Guaranty; or

(v)

to cure any ambiguity, defect or inconsistency in this Guaranty or to make any other provisions with respect to matters or questions arising under this Agreement, so long as the action does not adversely affect the interests of the Holders of the Notes in any material respect.

Section 3.3

No Recourse Against Others.  No director, officer, employee, incorporator or holder of any equity interests of the Parent Guarantor or any direct or indirect parent of Parent Guarantor shall have any liability for any obligations of the Issuer or the Parent Guarantor under the Notes, the Indenture or this Guaranty or for any claim based on, in respect of, or by reason of, such obligations or their creation.

Section 3.4

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 3.5

Definitions.

(a)

“Agreement” means this Guaranty.

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(b)

“Senior Indebtedness” means, except as modified by any amendment hereto, (i) the principal, premium, if any, and interest in respect of (A) the Parent Guarantor's indebtedness for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Parent Guarantor; (ii) all of the Parent Guarantor's capitalized lease obligations; (iii) all of the Parent Guarantor's obligations representing the deferred purchase price of property; and (iv) all deferrals, renewals, extensions and refundings of obligations of the type referred to in clauses (i) through (iii); provided, however, that Senior Indebtedness does not include: (i) any indebtedness that by its terms is subordinated to, or ranks on an equal basis with, the guarantee issued under this Agreement; and (ii) indebtedness for goods or materials purchased in the ordinary course of business or for services obtained in the ordinary course of business or indebtedness consisting of trade payables.

(c)

“Wholly-owned” when used with reference to a Subsidiary, means a Subsidiary of which all of the outstanding capital stock (except directors’ qualifying shares) is owned by the Parent Guarantor and/or one or more Wholly-owned Subsidiaries.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

Section 3.6

Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.7

Subrogation. The Parent Guarantor shall be subrogated to all rights of Holders of Notes against the Issuer in respect of any amounts paid by the Parent Guarantor pursuant to the provisions of Section 1.1 hereof; provided that, if an Event of Default has occurred and is continuing, the Parent Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Issuer under the Indenture or the Notes shall have been paid in full.

Section 3.8

Benefits Acknowledged.  The Parent Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Agreement and that the guarantee and waivers made by it pursuant to this Agreement are knowingly made in contemplation of such benefits.

Section 3.9

Successors.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors of such party; and all covenants, promises and agreements by or on behalf of the Parent Guarantor that are contained in this Agreement shall bind and inure to the benefit of its successors, except as otherwise provided in Section 1.1(g) hereof or elsewhere in this Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed, all as of the date first above written.

SPRINGLEAF HOLDINGS, INC.

By:   _/s/  Minchung (Macrina) Kgil_

        Name: Minchung (Macrina) Kgil

        Title: SVP & CFO

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